UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K CURRENT REPORT Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934 Date of report (Date of earliest event reported): May 10, 2016 ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 305-539-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On May 10, 2016, we announced that we entered into an agreement with Springwater Capital LLC pursuant to which we agreed to sell to Springwater a 51% interest in our Pullmantur and Croisières de France (“CDF”) cruise brands.  A copy of this press release is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 99.1 - Press release dated May 10, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	May 10, 2016	By:	/s/ Bradley H. Stein
			Name:	Bradley H. Stein
			Title:	Senior Vice President and General Counsel